Exhibit 10.1

GEOPETRO RESOURCES COMPANY

Attached is a subscription agreement for GeoPetro Resources Company.  Please send a completed Subscription Agreement via fax (signature pages only required) to the Placement Agent at (214) 219-8206. Funds for the placement can be sent via wire transfer to:

Bank:	Bank of America
Golden Gateway Branch
500 Battery Street
San Francisco, CA 94111

ABA Number:	0260-0959-3

For Credit to:
Account Name:	GeoPetro Resources Company
Account Number:	07697-04492

Bank Contact:
Name:	Jake Chilton
Phone:	415-622-0138

Original Subscription Agreements should be delivered to the Placement Agent at:

Energy Capital Solutions, LP
Attention: Christopher T. Czuppon
2651 North Harwood, Suite 410
Dallas, TX 75201

GEOPETRO RESOURCES COMPANY

One Maritime Plaza, Suite 700

San Francisco, California 94111

UNIT SUBSCRIPTION AGREEMENT

TO:	GeoPetro Resources Company (the “Corporation”)

AND TO:	Energy Capital Solutions, L.P. (the “Placement Agent”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from GeoPetro Resources Company (the “Corporation”) units of the Corporation (the “Units”) in the number set forth below at a subscription price of $3.85 per Unit. Each Unit shall consist of one (1) share of common stock of the Corporation (a “Common Share”) and a three-tenths (3/10) Common Share purchase warrant of the Corporation (“Warrants”). Each one (1) whole Warrant shall entitle the holder to acquire one (1) Common Share (a “Warrant Share”) at a price of $4.50 per Warrant Share for a period of five years from the Closing Date (as hereinafter defined). The Subscriber agrees to be bound by the attached terms and conditions of subscription (the “Terms and Conditions”) and agrees that the Corporation may rely upon the representations, warranties and covenants contained therein and in the applicable Subscriber Certificate (as hereinafter defined). This subscription, plus the Terms and Conditions and each completed and executed Subscriber Certificate are collectively referred to as the “Subscription Agreement” or the “Agreement”.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Number of Units:
(Name of Subscriber)
Unit Price: X $3.85
Account Reference (if applicable):
Aggregate Subscription Price:
By:	(the “Subscription Price”)
Authorized Signature

If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:
(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)

(Name of Principal)
(Subscriber’s Address, including State)

(Principal’s Address)

(Telephone Number) (Email Address)

Account Registration Information:	Delivery Instructions as set forth below:

(Name)	(Name)

(Account Reference, if applicable)
(Account Reference, if applicable)
(Address)

(Address, including Zip Code)	(Contact Name) (Telephone Number)

Number and kind of securities of the Corporation held, if any:	State whether Subscriber is an insider* of the Corporation:

Yes ☐ No ☐

* The term “insider” means a person who is a director or senior officer (chair, vice chair, president, vice president, secretary, treasurer or general manager) or holder of more than 10% of the voting rights attached to all outstanding voting securities of the Corporation.

TYPE OF OWNERSHIP (CHECK ONE)

☐	Individual Ownership	☐	Joint Tenants with Right of Survivorship (both parties must sign)

☐	Corporation*	☐	Community Property (Spouse’s signature required)

☐	Partnership*	☐	Tenants-in-common (both parties must sign)

☐	Trust or Pension Plan*

*                 Copy of Articles of Incorporation, Bylaws and Corporate Resolution, Partnership or Trust Agreement, as applicable, must be attached.

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

GEOPETRO RESOURCES COMPANY

Subscription No.

By:	August 13, 2007

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

1.                                       DEFINITIONS.

1.1                                 In this Agreement, which includes the cover page and all of the appendices, the following words have the following meanings unless otherwise indicated:

(a)                                  “1933 Act” means Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(b)                                 “Closing” means the completion of the issue and sale of the Units to the Subscriber hereunder upon satisfaction of the conditions under the Unit Subscription Agreement.

(c)                                  “Closing Date” means the date on which all conditions to the closing under the Unit Subscription Agreement have been satisfied, but not later than August 13, 2007 (unless a later date is agreed to by the parties to the Unit Subscription Agreement).

(d)                                 “Common Share” means a share of common stock in the capital of the Corporation.

(e)                                  “Corporation” means GeoPetro Resources Company, a California corporation.

(f)                                    “Exchange” means the American Stock Exchange.

(g)                                 “Offering” means this private placement.

(h)                                 “Placement Agent” means Energy Capital Solutions, LP.

(i)                                     “SEC” means the United States Securities and Exchange Commission.

(j)                                     “Subscriber” means the purchaser of Units hereunder.

(k)                                  “Subscriber Certificate” means the accredited investor certificate attached hereto as Exhibit ”A”.

(l)                                     “Units” means the units of the Corporation offered hereby; each Unit consisting of one (1) Common Share and a three-tenths (3/10) Warrant.

(m)                               “Warrants” means the Common Share purchase warrants of the Corporation comprising part of the Units.

(n)                                 “Warrant Shares” means the Common Shares underlying the Warrants.

1.2                                 All capitalized terms in this Agreement not defined above have the meanings ascribed to them in this Agreement.

1.3                                 All references to currency refer to United States dollars.

2.                                       PURCHASE AND SALE OF UNITS.

2.1                                 The Units will be registered in the name of the Subscriber.

2.2                                 The issue of the Units will not restrict or prevent the Corporation from obtaining any other financing, or from issuing additional securities from time to time.

2.3                                 Closing will be completed at the offices of the Corporation, in San Francisco, California, at 5:00 p.m. (Pacific Time), or such other place or time as the Corporation may designate (the “Closing Time”) on the Closing Date.  If the Closing does not occur on or before the Closing Date, the subscription proceeds will be returned to the Subscriber without interest or deduction and the Subscriber will have the right to withdraw this subscription and to terminate its obligations hereunder.

2.4                                 The Corporation shall have the right to reject this Subscription Agreement if it believes for any reason that the Subscriber is not an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission as presently in effect, or for any other reason in its sole and absolute discretion. Acceptance is evidenced only by execution of this Subscription Agreement by the Corporation in the space provided at the end of this Subscription Agreement.

3.                                       REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS OF THE SUBSCRIBER.

3.1                                 The Subscriber represents and warrants, as at the date of this Agreement and at the Closing, that:

(a)                                  the Subscriber is purchasing the Units for Subscriber’s own account, for long-term investment, and not with a view to, or for sale in connection with, the distribution thereof. Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the Units. The Units will not be resold without registration under the 1933 Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom;

(b)                                 the Subscriber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act;

(c)                                  the Subscriber has received, completed and returned to the Corporation the Subscriber Certificate relating to his general ability to bear the risks of an investment in the Corporation and his suitability as an investor in a private offering, and hereby affirms the correctness of his answers in such Subscriber Certificate;

(d)                                 the Subscriber (i) has adequate means of providing for his current needs and possible personal contingencies, and has no need for liquidity of his investment in the Corporation; (ii) can bear the economic risk of losing his entire investment herein; (iii) has such knowledge and experience in financial and business matters that he is capable of evaluating the relative risks and merits of this investment; and (iv) has an overall commitment to investments which are not readily marketable that is not disproportionate to his net worth and the investment subscribed for herein will not cause such overall commitment to become excessive;

(e)                                  it never has been represented, guaranteed or warranted to Subscriber by the Corporation, its agents, or employees or any other person, expressly or by implication, any of the following:

(i)                                     the approximate or exact length of time that Subscriber will be required to remain as owner of the Units;

(ii)                                  THE PROFIT OR RETURN, IF ANY, TO BE REALIZED AS A RESULT OF THE CORPORATION’S VENTURE; or

(iii)                               that the past performance or experience on the part of the Corporation or any affiliate, its agents, or employees or of any other person, will in any way indicate the predictable results of the ownership of the Units or the overall Corporation venture;

(f)                                    the Subscriber, if an individual, is at least twenty-one (21) years of age;

(g)                                 the Subscriber has no reason to anticipate any change in Subscriber’s personal circumstances, financial or otherwise, which may cause or require any sale or distribution by Subscriber of all or any part of the Units subscribed for herein;

(h)                                 the Subscriber carefully reviewed has reviewed the documents regarding the Corporation available on the SEC EDGAR web site (www.sec.gov), as well as the “Risk Factors” contained therein (collectively, the “Disclosure Documents”), and is fully familiar with and understands the contents thereof, and has received no other written communication;

(i)                                     the Subscriber confirms that all documents, records and books pertaining to the Corporation and to the investment requested by the Subscriber have been made available to the Subscriber and that the Subscriber has been given an opportunity to make further inquiries of the Corporation and its representatives in order to verify the accuracy of the information contained in the Disclosure Documents and has had the opportunity to review all facts concerning the Corporation which the Subscriber deems pertinent;

(j)                                     the Subscriber, if a partnership, corporation, trust, or other entity, declares:

(i)                                     the person executing this Subscription Agreement has the necessary power and authority to do so; and

(ii)                                  the Subscriber was not organized for the specific purpose of acquiring the Units;

(k)                                  the exhibits to this Agreement will be completed truthfully and with reasonable diligence;

(l)                                     as to the source of subscription funds,

(i)                                     to the best of the Subscriber’s knowledge, none of the subscription funds used for the purchase of the Subscriber’s Units (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of the United States or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and

(ii)                                  the Subscriber will promptly notify the Corporation if the Subscriber discovers that any of the representations in above subparagraph (l)(i) above ceases to be true, and to provide the Corporation with appropriate information in connection therewith;

(m)                               the Subscriber understands that the foregoing representations and warranties are to be relied upon by the Corporation as a basis for exemption of the sale of the Units under the 1933 Act, under the securities laws of all applicable states, and for other purposes;

(n)                                 the Subscriber warrants that the information herein provided to the Corporation by the Subscriber is true and correct as of the date hereof, and the Subscriber agrees to advise the Corporation, prior to its acceptance of this Subscription, of any material change in any such information; and

(o)                                 the Subscriber agrees that the representations and warranties of the Subscriber set forth in this Section 3 shall survive the acceptance of this subscription, in the event the subscription is accepted.

3.2                                 The Subscriber understands and acknowledges that:

(a)                                  no federal or state agency has made any finding or determination as to the fairness of the offering of Units for investment or any recommendation or endorsement of the offering;

(b)                                 the Units have not been registered under the 1933 Act or qualified under any state securities laws in reliance on exemptions from registration provided thereunder, and the Corporation has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Units other than as set forth in the Registration Rights Agreement;

(c)                                  there are restrictions on the Subscriber’s ability to resell the Units and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the securities comprising the Units;

(d)                                 the Subscriber acknowledges and agrees with the Corporation that the Corporation shall refuse to register any transfer of the Units not made pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act (including Regulation S);

(e)                                  the Corporation may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Units and the Subscriber acknowledges and agrees that it will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Corporation in order to comply with the foregoing, provided that this undertaking shall not require the Subscriber to breach its confidentiality obligations to any other person;

(f)                                    by providing personal information to the Corporation, the Subscriber and each person for whom it is contracting hereunder, is consenting to the Corporation’s collection, use and disclosure of that information for the purposes of the subscription of Units and the offering in general, for corporate governance purposes and to contact the Subscriber as an investor. The Subscriber, and each person for whom it is contracting hereunder, acknowledges that, from time to time, the Corporation may be required to disclose such personal information and, by providing such personal information to the Corporation, the Subscriber and each person for whom it is contracting hereunder, hereby expressly consents to such disclosure, and the Subscriber and each person for whom it is contracting agrees and acknowledges that the Corporation may use and disclose personal information as follows:

(i)                                     for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber and each person for whom it is contracting;

(ii)                                  for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Internal Revenue Service;

(iii)                               disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(iv)                              disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)                                 disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(vi)                              disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the prior written consent of the Subscriber and each person for whom it is contracting;

(vii)                           disclosure to a court determining the rights of the parties under this Agreement; or

(viii)                        for use and disclosure as otherwise required or permitted by law.

(g)                                 during the 20 trading day period prior to the date hereof, the Subscriber has not purchased, sold, or “sold short” any securities of the Corporation.

4.                                       ISSUANCE OF SECURITIES.

4.1                                 The Subscriber agrees to deliver to the Placement Agent, as soon as possible and, in any event, not later than 5:00 p.m. (Pacific Standard time) on August 13, 2007; (a) this duly completed and executed Subscription Agreement; (b) a duly executed Accredited Investor Certificate attached hereto as Exhibit ”A”; (c) a duly executed Registration Rights Agreement attached hereto as Exhibit ”B”; together with a duly completed selling security holder questionnaire attached thereto as an exhibit; (d) such other documents as may be required under applicable securities laws; and (e) a certified check or bank draft payable to the Placement Agent for the aggregate subscription price or payment of the same amount in such other manner as is acceptable to the Placement Agent (including wire transfer directly to the Corporation’s account).

5.                                       REGISTRATION STATEMENT.

The Corporation will prepare and file with the SEC a Registration Statement covering 100% of the Common Shares and 100% of the Warrant Shares within 60 calendar days of the date of the Closing and in accordance with the terms of the Registration Rights Agreement executed by the Corporation and attached hereto as Exhibit ”B.” The Corporation will use its best efforts to have the Registration Statement declared effective by the SEC within 180 calendar days of the date of the Closing.

6.                                       LEGEND.

The certificates representing the Units will bear a legend denoting the restrictions on transfer. The Subscriber agrees to sell, assign or transfer the Units only in accordance with such restrictions.

The legend will be in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE

HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

7.                                       RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS.

The Subscriber acknowledges that the representations and warranties and covenants and acknowledgements contained in this Agreement are made with the intent that they may be relied upon by the Corporation in determining the Subscriber’s eligibility to purchase the Units and the Subscriber hereby agrees to indemnify the Corporation against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur caused or arising from its reliance thereon. The Subscriber further agrees that by accepting the Units the Subscriber shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they shall survive the purchase by the Subscriber of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Units.

8.                                       MISCELLANEOUS.

8.1                                 The Subscriber hereby authorizes the Corporation to correct any minor errors in, or complete any minor information missing from any of the Exhibits returned herewith.

8.2                                 The Corporation shall be entitled to rely on delivery by facsimile machine of an executed copy of this subscription, and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

8.3                                 Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Corporation receiving Exchange approval of this subscription and the transactions contemplated hereby.

8.4                                 This Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party hereto.

8.5                                 Time is of the essence of this Agreement.

8.6                                 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the Units and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Corporation or by anyone else.

8.7                                 The parties to this Agreement may amend this Agreement only in writing.

8.8                                 This Agreement inures to the benefit of and is binding upon the parties to this Agreement and their successors and permitted assigns.

8.9                                 A party to this Agreement will give all notices to or other written communications with the other party to this Agreement concerning this Agreement by hand or by registered mail addressed to the address given above.

8.10                           This Agreement will be governed by and construed in accordance with the laws of the State of California.

8.11                           This Agreement, including without limitation the representations, warranties and covenants contained herein and in each Subscriber Certificate, shall survive and continue in full force and effect and be binding upon the Corporation and the Subscriber, notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto, the completion of the Offering and any subsequent disposition by the Subscriber of the Common Shares, Warrants or Warrant Shares.

8.12                           All references to currency herein are to lawful money of the United States of America.

EXHIBIT ”A”

ACCREDITED INVESTOR CERTIFICATE

The undersigned (“Subscriber”), in connection with the acquisition of units (“Units”) of GeoPetro Resources Company (the “Corporation”) pursuant to that certain subscription agreement (the “Agreement”), hereby makes the following representations and warranties:

Subscriber understands that the Corporation is relying on this information in determining to offer Units to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and applicable state securities laws.  Terms that are not defined in this certificate have the meanings set forth in the Agreement.

1.                                       Accredited Investor.

Subscriber represents and warrants that he, she or it falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE SUBSCRIBER, SATISFY, BY PLACING YOUR INITIALS ON THE APPROPRIATE LINE BELOW.

Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

Category 2.	A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or

Category 5.	An investment company registered under the Investment Company Act of 1940; or

Category 6.	A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

Category 10.	A private business development company as defined in Section 202(a) (22) or the Investment Advisors Act of 1940; or

Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; or

Category 12.	A director, executive officer or general partner of the Corporation; or

Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000; or

Category 14.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

Category 16.	An entity in which all of the equity owners are accredited investors.

2.                                       Purchasing Entirely for Own Account.

Subscriber represents and warrants that he, she or it is purchasing the Units solely for Subscriber’s own account for investment and not with a view to or for sale or distribution of the Units or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Units or any portion thereof in any transaction other than a transaction complying with the registration requirements of the 1933 Act, and applicable state securities or “blue sky” laws, or pursuant to an exemption therefrom. Subscriber also represents that the entire legal and beneficial interest of the Units is being purchased for, and will be held for, Subscriber’s account only, and neither in whole nor in part for any other person or entity.

3.                                       Economic Risk and Suitability.

Subscriber represents and warrants as follows:

(a)           Subscriber realizes that Subscriber’s purchase of the Units involves a high degree of risk and will be a highly speculative investment, and that he, she or it is able, without impairing Subscriber’s financial condition, to hold the Units for an indefinite period of time.

(b)           Subscriber alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of Subscriber’s purchase of the Units, or has a pre-existing personal or business relationship with the Corporation or any of its officers, directors, or controlling persons, of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of the Corporation or such other person.

(c)           If Subscriber is a partnership, trust, corporation or other entity, its principal place of business and principal office are located within the state set forth in its address below.

(d)           Subscriber has relied solely upon the documents and materials submitted therewith, advice of his or her representatives, if any, and independent investigations made by Subscriber and/or his or her Subscriber representatives, if any, in making the decision to purchase the Units subscribed for herein and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the Subscriber in respect thereto.

(e)           Subscriber confirms that Subscriber has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding the offering of the Units.

4.                                       Restricted Securities.

Subscriber acknowledges that the Corporation has hereby disclosed to Subscriber in writing:

(a)           The Units have not been registered under the 1933 Act, or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the 1933 Act or an exemption from such registration is available; and

(b)           The Corporation will make a notation in its records of the above-described restrictions on transfer.

IN WITNESS WHEREOF, Subscriber has executed this Certificate as of                         , 2007.

SUBSCRIBER:
(Signature and office, if applicable)

(Print Name)

(Address)

(City/State/Zip Code)

(Area Code/Telephone Number)

EXHIBIT “B”

REGISTRATION RIGHTS AGREEMENT